UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4 10, 2010 (July 29, 2011)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Ever-Glory Commercial Center,
509 Chengxin Road, Jiangning Development Zone,
Nanjing, Jiangsu Province,
Peoples Republic of China
 (Address of Principal Executive Offices)

(8625) 5209-6875
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On July 29, 2011, Ever-Glory International Group Apparel Inc. (“Ever-Glory Apparel”) and Perfect Dream Ltd., (“Perfect Dream” and, collectively with Ever-Glory Apparel, the “Borrowers”), each subsidiaries of Ever-Glory International Group, Inc. (the “Company”), entered into a secured banking facility agreement (“Banking Facility Agreement”) with Nanjing Branch of HSBC (China) Company Limited (the “Lender”).

The Banking Facility Agreement provides for the following uncommitted facilities available to both Borrowers:

(i)
Tranche I, a combined uncommitted revolving import facility comprised of up to USD2,000,000 (or its RMB equivalent) and standby letter of credit facilities of up to USD2,000,000 (or its RMB equivalent).  The total outstanding amount under Tranche I at any time shall not exceed USD2,000,000 (or RMB its equivalent) in aggregate.

(ii)	Tranche II, an invoice financing facilities of up to USD3,000,000 (or its RMB equivalent); and

(iii)	Tranche III, a credit line for treasury products of up to USD1,000,000.

The Banking Facility Agreement also provided Perfect Dream with import facilities of up to USD1,000,000.  The total outstanding amount under all of the above facilities at any time shall not exceed USD7,000,000(or its RMB equivalent) in the aggregate.

The obligations of the Borrowers under the Banking Facility Agreement are guaranteed by the Company and Mr. Edward Yihua Kang, the Company’s Chairman of the Board, Chief Executive Officer and President. Pursuant to the certain guarantee agreements dated June 29, 2011:

(i)
the Company provided a corporate guarantee of USD6,600,000 to secure the facilities provided to Ever-Glory Apparel and a corporate guarantee of USD1,100,000 to secure the facilities provided to Perfect Dream;

(ii)
Mr. Kang provided a personal guarantee of USD6,600,000 to secure the facilities provided to Ever-Glory Apparel and a personal guarantee of USD1,100,000 to secure the facilities provided to Perfect Dream.

The Borrowers did not pay any fee to the Company or Mr. Kang for such guaranties.  In addition, Ever-Glory Apparel is required to provide a 20% marginal deposit for each letter of credit the Lender provides.  Perfect Dream is also required to provide a 20% marginal deposit for each letter of credit the Lender provides and such marginal deposit shall be deposited in an account Perfect Dreams maintains with the Lender.

As security for the loans, Ever-Glory Apparel shall pledge all of its account receivables from pre-approved buyers in favor of the invoice financing line drawdown.  Ever-Glory Apparel shall also provide a 105% cash deposit in RMB for each standby letter of credit and such deposit shall be deposited in an account Ever-Glory Apparel maintains with the Lender.

Pursuant to the Banking Facility Agreement, the Borrowers undertake that (i) they shall promptly inform the Lender of any change to its Certificate of Approval (the PRC government approval to conduct its business), (ii) they shall promptly inform the Lender of any change in the amount of their foreign debt or their other indebtedness backed by a security/guarantee from overseas; and (iii) they will conduct the foreign debt registration required by the PRC government promptly (and, in any case, no latter than 15 days) for the guaranty provided by the Company.

The facilities provided pursuant to the Banking Facility Agreement will be used for working capital and general corporate purpose.  As of August 4, 2011, the Borrower has not made any drawdown under these facilities.

The Borrowers’ ability to borrow under the Banking Facility Agreement is subject to ongoing compliance by the Borrowers with various customary affirmative and negative covenants, including limitations on liens, indebtedness, guarantors’ tangible net worth and the provision of financial information.

Under the Banking Facility Agreement, in the case of an event of default, the Lender may charge a default interest rate of 10% per annum or such higher rate as the Lender may from time to time determine and the Lender may declare the principal, accrued interest and other obligations of the Borrowers to be immediately due and payable.

The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of unofficial English versions agreements which are filed as exhibits hereto.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01. Entry into a Material Definitive Agreement, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

10.1
Unofficial English version of the Banking Facility Agreement by and between Ever-Glory International Group Apparel Inc. and Perfect Dream Ltd. as borrowers and Nanjing Branch of HSBC (China) Company Limited dated July 29, 2011;

10.2
Unofficial English version of the Personal Guarantee Agreement by and between Mr. Edward Yihua Kang and Nanjing Branch of HSBC (China) Company Limited  in favor of facilities available to Ever-Glory International Group Apparel Inc. dated June 29, 2011

10.3
Unofficial English version of the Personal Guarantee Agreement by and between Mr. Edward Yihua Kang and Nanjing Branch of HSBC (China) Company Limited  in favor of facilities available to Perfect Dream Ltd. dated June 29, 2011

10.4	Unofficial English version of the Corporate Guarantee Agreement by and between Ever-Glory International Group Inc. and Nanjing Branch of HSBC (China) Company Limited in favor of facilities available to Ever-Glory International Group Apparel Inc. dated June 29, 2011

10.5	Unofficial English version of the Corporate Guarantee Agreement by and between Ever-Glory International Group Inc. and Nanjing Branch of HSBC (China) Company Limited in favor of facilities available to Perfect Dream Ltd. dated June 29, 2011

Cautionary Note Regarding Forward-Looking Statements

This Report, the exhibits hereto and the statements of representatives and partners of Ever-Glory International Group, Inc. (the “Company”) related thereto contain, or may contain, among other things, certain “forward-looking statements”. Such forward-looking statements involve significant risks and uncertainties.  Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions.  These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ significantly from those set forth or implied in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to publically update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: August 4, 2011	By:	/s/ Edward Yihua Kang
Name: Edward Yihua Kang
Title: Chief Executive Officer